UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K-A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : February 6, 1998

                               Lanxide Corporation
                               -------------------
             (Exact name of registrant as specified in its charter)

      Delaware                         0-16293                51-0270253
      --------                         -------                ----------
(State or other jurisdiction         (Commission             (IRS employer
of incorporation)                    File number)            Identification No.)



                    1300 Marrows Road, Newark, DE 19714-6077
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 302-456-6200
                                                            ------------

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.



      Pro Forma Consolidated Lanxide Financial Statements

      Introduction to the unaudited proforma financial statements            3

      Unaudited proforma Statement of operations for the year
      ended September 30, 1997                                               5

      Unaudited proforma Balance Sheet as of  December 31, 1997              6

      Unaudited proforma Statement of operations for the
      three months ended December 31, 1997                                   7

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                                  INTRODUCTION


         The unaudited pro forma data presented in the unaudited pro forma financial statements are included in order to illustrate the effect on the Company's financial statements of the transactions described below. The pro forma information is based on the historic financial statements of the companies which have been sold.

         The unaudited pro forma balance sheet data as of December 31, 1997 gives effect to the disposition of Lanxide Electronic Components, Inc. and Lanxide Armor Products, Inc. The adjustments are presented as if, at such date, the Company had sold Lanxide Electronic Components, Inc. and Lanxide Armor Products, Inc. (which was finalized during the first quarter of 1998).

         The unaudited pro forma statement of operations for the year ended September 30, 1997 and the three months ended December 31, 1997 present adjustments for the disposition of the two companies. All adjustments are presented as if, these transactions were consummated on October 1, 1996.

         In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

         The unaudited pro forma financial statements should be read in conjunction with the Company's consolidated financial statements and the Notes thereto. The pro forma statements of income (loss) are not necessarily indicative of the results that would have been reported had such events actually occurred on the date specified, nor are they indicative of the Company's future results.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                             Lanxide Corporation
                                                             Registrant






Date:                                                        /s/Marc Newkirk
April 22, 1998                                               ---------------
                                                             Marc Newkirk
                                                             Chairman & CEO

(Amounts in $'000 except per share data)
(Unaudited)

                                                     LANXIDE CORPORATION
                                           UNAUDITED PROFORMA FINANCIAL STATEMENTS
                                  STATEMENT OF OPERATIONS FOR YEAR ENDED SEPTEMBER 30, 1997

                                                                                                                 Lanxide
                                                              Lanxide      Less:       Less:                   Corporation
                                                                          =======    =========
                                                            Corporation   Lanxide      Lanxide                    9/30/97
                                                              9/30/97       Armor    Electronic                  Proforma
                                                           As originally  Products,   Products,                   Income
                                                              filed         Inc.         Inc.      Adjustment    statement
                                                              -----         ----         ----      ----------    ---------
Revenue:
Sales ..................................................       7,485        1,169        3,391                     2,925
Licensing and other related revenues ...................      13,754          216                                 13,538
Research and development contract revenue ..............       5,190                                               5,190
                                                             -------      -------      -------      -------      -------
                                                              26,429        1,385        3,391            0       21,653
Operating costs:
Cost of sales ..........................................       6,688        1,854        2,864                     1,970
Product development ....................................       8,449        1,235          959                     6,255
Research and development contract costs ................       4,534          191                                  4,343
Selling,general and administration .....................       7,680          433          958          954        7,243
                                                             -------      -------      -------      -------      -------
                                                              27,351        3,713        4,781          954       19,811

Income (loss) from operations before minority allocation        (922)      (2,328)      (1,390)        (954)       1,842

Minority allocation of operating income ................        (817)                                               (817)
                                                             -------      -------      -------      -------      -------
Income (loss) from operations ..........................      (1,739)      (2,328)      (1,390)        (954)       1,025

Interest expense .......................................      (1,829)                       (6)                   (1,823)

Other income ...........................................         443           76            4                       363
                                                             -------      -------      -------      -------      -------
Income (loss) before income taxes ......................      (3,125)      (2,252)      (1,392)        (954)        (435)

Income tax .............................................        (120)                                               (120)
                                                             -------      -------      -------      -------      -------
Net (loss) .............................................      (3,245)      (2,252)      (1,392)        (954)        (555)

Dividends on mandatorily redeemable preferred stock ....         (30)                                                (30)

Gain on redemption of preferred stock ..................         680                                                 680
                                                             =======      =======      =======      =======      =======
Net income (loss) applicable to common shares ..........      (2,595)      (2,252)      (1,392)        (954)          95
                                                             =======      =======      =======      =======      =======

(Amounts in $'000 except per share data)
(Unaudited)

                                                     LANXIDE CORPORATION
                                           UNAUDITED PROFORMA FINANCIAL STATEMENTS
                                  STATEMENT OF OPERATIONS FOR YEAR ENDED SEPTEMBER 30, 1997
                                                        (continued)

                                                                                                                  Lanxide
                                                              Lanxide       Less:      Less:                    Corporation
                                                                          =======    ==========
                                                            Corporation   Lanxide      Lanxide                    9/30/97
                                                              9/30/97       Armor    Electronic                  Proforma
                                                           As originally  Products,   Products,                   Income
                                                              filed         Inc.         Inc.      Adjustment    statement
                                                              -----         ----         ----      ----------    ---------

Income (Loss) per Share
  Basic ................................................       (1.96)                                               0.07
  Diluted ..............................................       (1.96)                                               0.05

Average Common shares outstanding
   Basic ...............................................       1,326                                               1,326
   Diluted .............................................       2,003                                               2,003

The adjustment reflects the loss on the disposition of Lanxide Electronic Components, Inc. and Lanxide Armor Products, Inc.

(Amounts in $'000 except per share data)
(Unaudited)

                                                        LANXIDE CORPORATION
                                              UNAUDITED PROFORMA FINANCIAL STATEMENTS
                                               BALANCE SHEET AS OF DECEMBER 31, 1997
                                                                                                                          Lanxide
                                                                      Lanxide       Less:        Less:                 Corporation
                                                                                   =======     ==========
                                                                   Corporation     Lanxide      Lanxide                  12/31/97
                                                                     12/31/97        Armor     Electronic                Proforma
                                                                   As originally   Products,   Products,                  Income
                                                                       filed          Inc.        Inc.     Adjustment   statement
                                                                       -----          ----        ----     ----------   ---------
Cash and cash equivalents, including amounts ....................       1,816          152         255                     1,409
restricted for use by majority owned affiliate ..................
Accounts receivable .............................................       2,578          136         707          818        2,553
Inventories .....................................................       2,925          925         596                     1,404
Other current assets ............................................         693                       37                       656
                                                                     --------     --------    --------     --------     --------
  Total current assets ..........................................       8,012        1,213       1,595          818        6,022

Property and equipment ..........................................       9,777        4,681       1,826                     3,270
Investment in affiliates ........................................         377                                                377
Other assets ....................................................         323                                                323
                                                                     ========     ========    ========     ========     ========
                                                                       18,489        5,894       3,421          818        9,992
                                                                     ========     ========    ========     ========     ========

Current portion of long term debt ...............................      16,906                       67       (2,373)      14,466
Accounts payable and accrued expenses ...........................       3,944          449       1,232          778        3,041
Deferred compensation ...........................................       1,396           21                                 1,375
Deferred revenue ................................................         589                                                589
                                                                     --------     --------    --------     --------     --------
  Total current liabilities .....................................      22,835          470       1,299       (1,595)      19,471

Long term debt ..................................................       3,982                      326       (3,327)         329
Deferred credit .................................................       1,051                                              1,051
Deferred compensation ...........................................          21                                                 21
                                                                     --------     --------    --------     --------     --------
                                                                       27,889          470       1,625       (4,922)      20,872
Minority interest in consolidated affiliates ....................       1,830                      463          (63)       1,304

(Amounts in $'000 except per share data)
(Unaudited)
                                                        LANXIDE CORPORATION
                                              UNAUDITED PROFORMA FINANCIAL STATEMENTS
                                               BALANCE SHEET AS OF DECEMBER 31, 1997
                                                            (continued)

                                                                                                                         Lanxide
                                                                      Lanxide       Less:        Less:                 Corporation
                                                                                   =======     ==========
                                                                   Corporation     Lanxide      Lanxide                  12/31/97
                                                                     12/31/97        Armor     Electronic                Proforma
                                                                   As originally   Products,   Products,                  Income
                                                                       filed          Inc.        Inc.     Adjustment   statement
                                                                       -----          ----        ----     ----------   ---------
Redeemable Series E preferred stock(aggregate
liquidation value $261) 26,100 shares issued and outstanding ....         228                                                228
Shareholders' deficit
  Preferred stock 15,000,000 shares authorized
    Series A preferred stock(aggregate liquidation value $88,135)
    $.01 par value,1,101,683 shares issued and outstanding ......          11                                                 11
    Series G preferred stock(aggregate liquidation value, $2,000)
    $.01 par value, 20,000 shares issued and outstanding
  Common stock,$.01 par value, 25,000,000 shares authorized:
    1,325,598 issued and outstanding ............................          13                                                 13
Additional paid in capital ......................................     191,006                                            191,006
Accumulated (deficit) equity ....................................    (203,251)       5,424       1,333        5,803     (204,205)
Cumulative translation adjustment ...............................         763                                                763
                                                                     --------     --------    --------     --------     --------
Shareholders'  (deficit) equity .................................     (11,458)       5,424       1,333        5,803      (12,412)
                                                                     ========     ========    ========     ========     ========
                                                                       18,489        5,894       3,421          818        9,992
                                                                     ========     ========    ========     ========     ========

The adjustment reflects the cancellation of debt to PNC Bank on the disposition of Lanxide Electronic Components, Inc. and Lanxide Armor Products, Inc. In addition accounts receivable and payable between Lanxide KK and the two sold companies are accounted for.

(Amounts in $'000 except per share data)
(Unaudited)
                                            LANXIDE CORPORATION
                                  UNAUDITED PROFORMA FINANCIAL STATEMENTS
                     STATEMENT OF OPERATIONS FOR THREE MONTHS ENDED DECEMBER 31, 1997

                                                                                                Lanxide
                                                         Lanxide       Less:        Less:     Corporation
                                                                     ========     ==========
                                                        Corporation   Lanxide      Lanxide      12/31/97
                                                        12/31/97       Armor      Electronic    Proforma
                                                     As originally   Products,    Products,      Income
                                                         filed         Inc.          Inc.      statement
                                                         -----         ----          ----      ---------
Revenue:
Sales .............................................       3,248          734          911        1,603
Licensing and other related revenues ..............       1,877        1,877
Research and development contract revenue .........       1,068            3        1,065
                                                         ------       ------       ------       ------
                                                          6,193          737          911        4,545

Cost of sales .....................................       2,391          719          604        1,068
Product development and engineering ...............       2,848          247          310        2,291
Research and development contract costs ...........       1,032            8        1,024
Selling,general and administration ................       1,755          117          258        1,380
                                                         ------       ------       ------       ------
                                                          8,026        1,083        1,180        5,763

Loss from operations before minority allocation ...      (1,833)        (346)        (269)      (1,218)

Minority allocation of operating loss .............          92           92
                                                         ------       ------       ------       ------
Loss from operations ..............................      (1,741)        (346)        (269)      (1,126)

Interest expense ..................................        (492)         (23)        (469)

Other income ......................................          18           17            1            0
                                                         ------       ------       ------       ------
Loss before income taxes ..........................      (2,215)        (329)        (291)      (1,595)
Income tax ........................................        (150)        (150)
                                                         ------       ------       ------       ------
Net loss ..........................................      (2,365)        (329)        (291)      (1,745)

Dividends on mandatorily redeemable preferred stock          (7)          (7)

                                                         ======       ======       ======       ======
Net loss applicable to common shares ..............      (2,372)        (329)        (291)      (1,752)
                                                         ======       ======       ======       ======
(Loss) per Share
  Basic ...........................................       (1.79)                                 (1.32)
  Diluted .........................................       (1.79)                                 (1.32)

Average Common shares outstanding
   Basic ..........................................       1,326                                  1,326
   Diluted ........................................       1,326                                  1,326

                                       -7-